Exhibit 99.1

AMAZON.COM ANNOUNCES SECOND QUARTER SALES UP 31% TO $30.4 BILLION

SEATTLE—(BUSINESS WIRE)—July 28, 2016—Amazon.com, Inc. (NASDAQ: AMZN) today announced financial results for its second quarter ended June 30, 2016.
Operating cash flow increased 42% to $12.7 billion for the trailing twelve months, compared with $9.0 billion for the trailing twelve months ended June 30, 2015. Free cash flow increased to $7.3 billion for the trailing twelve months, compared with $4.4 billion for the trailing twelve months ended June 30, 2015. Free cash flow less lease principal repayments increased to $3.9 billion for the trailing twelve months, compared with $2.4 billion for the trailing twelve months ended June 30, 2015. Free cash flow less finance lease principal repayments and assets acquired under capital leases increased to $2.5 billion for the trailing twelve months, compared with an outflow of $492 million for the trailing twelve months ended June 30, 2015.
Common shares outstanding plus shares underlying stock-based awards totaled 495 million on June 30, 2016, compared with 488 million one year ago.
Net sales increased 31% to $30.4 billion in the second quarter, compared with $23.2 billion in second quarter 2015. The favorable impact from year-over-year changes in foreign exchange rates throughout the quarter on net sales was $166 million.
Operating income was $1.3 billion in the second quarter, compared with $464 million in second quarter 2015.
Net income was $857 million in the second quarter, or $1.78 per diluted share, compared with $92 million, or $0.19 per diluted share, in second quarter 2015.

“It’s been a busy few months for Amazon around the world, and particularly in India — where we launched a new AWS Region, introduced Prime with unlimited free shipping, and announced that Prime Video is coming soon, offering Prime members in India exclusive access to Amazon Original Series and Movies — including original content featuring top Indian creators and talent,” said Jeff Bezos, founder and CEO of Amazon.com. “The team in India is inventing at a torrid pace, and we’re very grateful to our Indian customers for their welcoming response.”
Highlights

•
The second annual Prime Day was the biggest day ever for Amazon, and was also a record day for Amazon devices globally. Compared to Prime Day 2015, worldwide orders grew by more than 60%, orders from third-party sellers with Prime Day deals nearly tripled, and Prime members saved over twice as much on deals.

•
Amazon launched Prime in India. With Prime, Indian customers in over 100 cities can enjoy unlimited free one-day and two-day delivery on hundreds of thousands of eligible products from India’s largest online shopping selection. Sellers using Fulfillment by Amazon now automatically provide customers with unlimited fast, free delivery. Prime Video is coming, offering Prime members exclusive access to Amazon Original Series and Movies, and premium movies and TV shows from Indian and global content providers.

•
Fire TV, the #1 best-selling streaming media player in the U.S., continues to add new features, including expanded Alexa integration that enables customers to ask Alexa to play TV shows and movies, music, launch apps, and more.

•	Amazon now has over 1,900 third party skills for Alexa, including new skills from Kayak, Lyft, NBC, Honeywell, and more.

•
Amazon introduced the all-new $79.99 Kindle, which is thinner and lighter compared to the previous generation Kindle at the same price, and includes built-in Bluetooth audio support and the VoiceView screen reader that enables visually impaired users to read books without an adapter.

•	Amazon Dash Button added 50 new brands to the program, which now has over 150 buttons including Campbell’s Soup, Cascade, FIJI Water, Pepperidge Farm Goldfish Crackers, and Play-Doh.

•	Amazon introduced exclusive offers on unlocked Android phones for Prime members: the all-new BLU R1 HD for $49.99 and the all-new Moto G4 for $149.99, both $50 off retail price.

•
Amazon Studios received 16 Emmy nominations for Original Series Transparent, The Man in the High Castle, Mozart in the Jungle, and Catastrophe. For the second year in a row, Transparent was nominated for Outstanding Comedy Series and Outstanding Lead Actor in a Comedy Series (Jeffrey Tambor).

•
Amazon Studios is in production on a slate of Original Series that will premiere exclusively for Prime members this fall, including new seasons of Golden Globe and Emmy award-winning Transparent, Golden Globe-winning Mozart in the Jungle, the second season of the critically-acclaimed drama The Man in the High Castle, the first seasons of Good Girls Revolt, Goliath, and Woody Allen’s first-ever TV series, and the new series from Jeremy Clarkson, Richard Hammond, and James May, The Grand Tour.

•	Amazon Original Kids Series Tumble Leaf and Niko and the Sword of Light won a combined four Daytime Emmy Awards.

•
Amazon Studios will release several critically-acclaimed films in theaters this fall, including Manchester by the Sea, The Handmaiden, and Gleason, joining Woody Allen’s recently released Café Society now in theaters. Each film will be available exclusively to Prime members through Prime Video following its theatrical release.

•
Amazon launched Amazon Video Direct, a new self-service program for creators to make their video content available to Amazon customers through many distribution options, including Prime Video, one-time purchase, rental, or ad-supported viewing.

•
Amazon Business now serves more than 400,000 businesses and generated more than $1 billion in sales in its first year. Amazon Business has more than 30,000 third-party sellers who fulfill over half of Amazon Business orders.

•
Amazon Prime Air and the U.K. government announced a partnership to advance the safe use of drones for small parcel delivery, providing Amazon with permission to trial new methods, including beyond line-of-sight operation.

•
Amazon launched the Pan-European Fulfillment Program, a service that helps sellers of all sizes more efficiently export their products to millions of Amazon customers across Europe while allowing customers to benefit from faster delivery and lower shipping costs.

•
AmazonFresh launched in London, the first international location to provide this offering. In the U.S., AmazonFresh launched in Boston, joining northern and southern California, northern New Jersey, Baltimore, New York, Philadelphia, and Seattle.

•	Since launching in Mexico one year ago, Amazon has expanded unique selection to over 50 million items and added categories including Toys & Games, Office Supplies, and Amazon Fashion.

•	Amazon.in was the most visited e-commerce site and the most downloaded mobile shopping app in India in the second quarter, according to third-party reports.

•
Amazon Marketplace announced the inaugural Women’s Entrepreneur Conference, which will be held in August in Seattle. The full-day event will bring together over 300 women entrepreneurs and business owners from around the world to network and learn from experts on how to grow, lead, and scale a business on Amazon.

•
Amazon announced that Career Choice, the program that pre-pays 95% of tuition and books for courses that teach in-demand skills, began to open-source its program roadmap and lessons learned with other companies. Since launching four years ago, over 7,000 Amazon associates across ten countries have participated in Career Choice.

•
Amazon Web Services (AWS) announced that Salesforce selected AWS as its preferred public cloud infrastructure provider. For the first time, Salesforce will expand use of AWS to Salesforce’s core services — including Sales Cloud, Service Cloud, App Cloud, Community Cloud, Analytics Cloud and more — for the company’s planned international infrastructure expansion.

•
AWS announced the industry’s first fully-managed, cloud-based file system, Amazon Elastic File System (Amazon EFS). Amazon EFS is a new service that makes it easy to set up and scale file storage in the AWS Cloud, allowing customers to create petabyte scale file systems with gigabytes of throughput that are accessible to multiple Amazon EC2 instances and can support thousands of concurrent client connections with consistent performance.

•	AWS launched its Asia Pacific (Mumbai) Region, the sixth AWS Region in Asia Pacific. With this launch, AWS provides 35 Availability Zones across 13 technology infrastructure regions globally.

•
AWS announced the availability of X1 instances, a new Memory Optimized instance for Amazon EC2. X1 instances have 2 TB of memory — the most memory available in any cloud instance offered today by any cloud provider.  Powered by the latest Intel processors and certified by SAP, X1 instances are ideal for running in-memory databases like SAP HANA, big data processing engines like Apache Spark or Presto, and high performance computing (HPC) workloads.

•
AWS also announced that SAP business-critical applications are gaining momentum on AWS as customers including GE Oil & Gas, Kellogg’s, Brooks Brothers, Ferrara Candy Company, GPT Group, Hoya Corporation, Lionsgate, Macmillan Publishers India, RWE Czech Republic, and Bart & Associates Inc., are running SAP on AWS.

•
AWS achieved the new FedRAMP High compliance certification, giving U.S. government agencies the ability to use the AWS Cloud for highly sensitive applications and workloads like patient records, financial data, and law enforcement data.

Financial Guidance
The following forward-looking statements reflect Amazon.com’s expectations as of July 28, 2016, and are subject to substantial uncertainty. Our results are inherently unpredictable and may be materially affected by many factors, such as fluctuations in foreign exchange rates, changes in global economic conditions and customer spending, world events, the rate of growth of the Internet, online commerce, and cloud services, and the various factors detailed below.
Third Quarter 2016 Guidance

•	Net sales are expected to be between $31.0 billion and $33.5 billion, or to grow between 22% and 32% compared with third quarter 2015.

•	Operating income is expected to be between $50 million and $650 million, compared with $406 million in third quarter 2015.

•	This guidance assumes, among other things, that no additional business acquisitions, investments, restructurings, or legal settlements are concluded.
A conference call will be webcast live today at 2:30 p.m. PT/5:30 p.m. ET, and will be available for at least three months at www.amazon.com/ir. This call will contain forward-looking statements and other material information regarding the Company’s financial and operating results.
These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including, in addition to the factors discussed above, the amount that Amazon.com invests in new business opportunities and the timing of those investments, the mix of products and services sold to customers, the mix of net sales derived from products as compared with services, the extent to which we owe income taxes, competition, management of growth, potential fluctuations in operating results, international growth and expansion, the outcomes of legal proceedings and claims, fulfillment, sortation, delivery, and data center optimization, risks of inventory management, seasonality, the degree to which the Company enters into, maintains, and develops commercial agreements, acquisitions and strategic transactions, payments risks, and risks of fulfillment throughput and productivity. Other risks and uncertainties include, among others, risks related to new products, services, and technologies, system interruptions, government regulation and taxation, and fraud. In addition, the current global economic climate amplifies many of these risks. More information about factors that potentially could affect Amazon.com’s financial results is included in Amazon.com’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K and subsequent filings.

Our investor relations website is www.amazon.com/ir and we encourage investors to use it as a way of easily finding information about us. We promptly make available on this website, free of charge, the reports that we file or furnish with the SEC, corporate governance information (including our Code of Business Conduct and Ethics), and select press releases and social media postings, which may contain material information about us, and you may subscribe to be notified of new information posted to this site.
About Amazon
Amazon is guided by four principles: customer obsession rather than competitor focus, passion for invention, commitment to operational excellence, and long-term thinking. Customer reviews, 1-Click shopping, personalized recommendations, Prime, Fulfillment by Amazon, AWS, Kindle Direct Publishing, Kindle, Fire tablets, Fire TV, Amazon Echo, and Alexa are some of the products and services pioneered by Amazon. For more information, visit www.amazon.com/about.

AMAZON.COM, INC.
Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended June 30,
	2016	2015	2016	2015	2016	2015
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	$12,470	$10,237	$15,890	$14,557	$10,269	$5,057
OPERATING ACTIVITIES:
Net income (loss)	857	92	1,370	35	1,931	(188)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation of property and equipment, including internal-use software and website development, and other amortization, including capitalized content costs	1,909	1,504	3,736	2,930	7,087	5,557
Stock-based compensation	768	563	1,312	969	2,461	1,755
Other operating expense (income), net	53	42	97	87	166	153
Losses (gains) on sales of marketable securities, net	1	1	3	2	6	(1)
Other expense (income), net	31	18	(21)	109	115	229
Deferred income taxes	106	(43)	117	(45)	243	(130)
Excess tax benefits from stock-based compensation	(113)	(95)	(320)	(117)	(323)	(1)
Changes in operating assets and liabilities:
Inventories	(57)	(27)	712	693	(2,167)	(1,291)
Accounts receivable, net and other	(1,184)	(430)	(772)	11	(2,538)	(1,456)
Accounts payable	977	373	(4,793)	(3,876)	3,377	2,901
Accrued expenses and other	(15)	(129)	(972)	(1,068)	1,007	387
Additions to unearned revenue	2,340	1,397	5,154	3,200	9,355	5,647
Amortization of previously unearned revenue	(2,208)	(1,269)	(4,318)	(2,432)	(7,994)	(4,582)
Net cash provided by (used in) operating activities	3,465	1,997	1,305	498	12,726	8,980
INVESTING ACTIVITIES:
Purchases of property and equipment, including internal-use software and website development, net	(1,711)	(1,213)	(2,890)	(2,084)	(5,395)	(4,607)
Acquisitions, net of cash acquired, and other	(14)	(8)	(30)	(374)	(452)	(1,287)
Sales and maturities of marketable securities	931	470	2,069	845	4,249	2,639
Purchases of marketable securities	(1,645)	(625)	(2,281)	(1,610)	(4,762)	(3,379)
Net cash provided by (used in) investing activities	(2,439)	(1,376)	(3,132)	(3,223)	(6,360)	(6,634)
FINANCING ACTIVITIES:
Excess tax benefits from stock-based compensation	113	95	320	117	323	1
Proceeds from long-term debt and other	66	44	75	226	202	6,236
Repayments of long-term debt and other	(70)	(215)	(245)	(531)	(1,366)	(797)
Principal repayments of capital lease obligations	(1,116)	(580)	(1,917)	(1,082)	(3,298)	(1,832)
Principal repayments of finance lease obligations	(32)	(35)	(61)	(74)	(108)	(155)
Net cash provided by (used in) financing activities	(1,039)	(691)	(1,828)	(1,344)	(4,247)	3,453
Foreign currency effect on cash and cash equivalents	64	102	286	(219)	133	(587)
Net increase (decrease) in cash and cash equivalents	51	32	(3,369)	(4,288)	2,252	5,212
CASH AND CASH EQUIVALENTS, END OF PERIOD	$12,521	$10,269	$12,521	$10,269	$12,521	$10,269
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest on long-term debt	$143	$152	$145	$169	$301	$212
Cash paid for interest on capital and finance lease obligations	48	35	95	67	180	119
Cash paid for income taxes (net of refunds)	88	65	226	119	380	188
Property and equipment acquired under capital leases	1,422	1,384	2,297	2,338	4,676	4,710
Property and equipment acquired under build-to-suit leases	231	153	582	256	870	813

AMAZON.COM, INC.
Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net product sales	$21,116	$17,104	$41,697	$34,187
Net service sales	9,288	6,081	17,835	11,714
Total net sales	30,404	23,185	59,532	45,901
Operating expenses:
Cost of sales	19,180	15,160	38,047	30,555
Fulfillment	3,878	2,876	7,565	5,634
Marketing	1,546	1,150	2,982	2,233
Technology and content	3,880	3,020	7,405	5,774
General and administrative	580	467	1,077	894
Other operating expense (income), net	55	48	100	92
Total operating expenses	29,119	22,721	57,176	45,182
Operating income	1,285	464	2,356	719
Interest income	24	12	45	23
Interest expense	(116)	(114)	(233)	(228)
Other income (expense), net	(14)	—	66	(131)
Total non-operating income (expense)	(106)	(102)	(122)	(336)
Income before income taxes	1,179	362	2,234	383
Provision for income taxes	(307)	(266)	(782)	(337)
Equity-method investment activity, net of tax	(15)	(4)	(82)	(11)
Net income	$857	$92	$1,370	$35
Basic earnings per share	$1.81	$0.20	$2.90	$0.07
Diluted earnings per share	$1.78	$0.19	$2.84	$0.07
Weighted-average shares used in computation of earnings per share:
Basic	473	467	472	466
Diluted	483	476	482	475

AMAZON.COM, INC.
Consolidated Statements of Comprehensive Income (Loss)
(in millions)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income	$857	$92	$1,370	$35
Other comprehensive income (loss):
Foreign currency translation adjustments, net of tax of $36, $1, $13, and $0	11	128	113	(114)
Net change in unrealized gains (losses) on available-for-sale securities:
Unrealized gains (losses), net of tax of $(17), $(8), $(17), and $(8)	31	6	37	7
Reclassification adjustment for losses (gains) included in “Other income (expense), net,” net of tax of $0, $0, $(1), and $(1)	1	1	2	1
Net unrealized gains (losses) on available-for-sale securities	32	7	39	8
Total other comprehensive income (loss)	43	135	152	(106)
Comprehensive income (loss)	$900	$227	$1,522	$(71)

AMAZON.COM, INC.
Segment Information
(in millions)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
North America
Net sales	$17,674	$13,796	$34,670	$27,202
Operating expenses	16,517	13,093	32,590	25,982
Operating income before stock-based compensation and other	1,157	703	2,080	1,220
Stock-based compensation and other	455	355	790	617
Operating income	$702	$348	$1,290	$603
International
Net sales	$9,844	$7,565	$19,410	$15,310
Operating expenses	9,756	7,584	19,301	15,405
Operating income (loss) before stock-based compensation and other	88	(19)	109	(95)
Stock-based compensation and other	223	170	364	288
Operating income (loss)	$(135)	$(189)	$(255)	$(383)
AWS
Net sales	$2,886	$1,824	$5,452	$3,389
Operating expenses	2,023	1,433	3,873	2,734
Operating income before stock-based compensation and other	863	391	1,579	655
Stock-based compensation and other	145	86	258	156
Operating income	$718	$305	$1,321	$499
Consolidated
Net sales	$30,404	$23,185	$59,532	$45,901
Operating expenses	28,296	22,110	55,764	44,121
Operating income before stock-based compensation and other	2,108	1,075	3,768	1,780
Stock-based compensation and other	823	611	1,412	1,061
Operating income	1,285	464	2,356	719
Total non-operating income (expense)	(106)	(102)	(122)	(336)
Provision for income taxes	(307)	(266)	(782)	(337)
Equity-method investment activity, net of tax	(15)	(4)	(82)	(11)
Net income	$857	$92	$1,370	$35
Segment Highlights:
Y/Y net sales growth:
North America	28%	26%	27%	25%
International	30	3	27	1
AWS	58	81	61	65
Consolidated	31	20	30	17
Net sales mix:
North America	58%	59%	58%	59%
International	32	33	33	33
AWS	10	8	9	8
Consolidated	100%	100%	100%	100%

AMAZON.COM, INC.
Supplemental Net Sales Information
(in millions)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net Sales:
North America
Media	$2,928	$2,620	$6,136	$5,589
Electronics and other general merchandise	14,459	10,987	27,970	21,237
Other (1)	287	189	564	376
Total North America	$17,674	$13,796	$34,670	$27,202
International
Media	$2,283	$2,094	$4,763	$4,413
Electronics and other general merchandise	7,504	5,425	14,537	10,804
Other (1)	57	46	110	93
Total International	$9,844	$7,565	$19,410	$15,310

Year-over-year Percentage Growth:
North America
Media	12%	6%	10%	6%
Electronics and other general merchandise	32	31	32	31
Other	52	16	50	19
Total North America	28	26	27	25
International
Media	9%	(12)%	8%	(12)%
Electronics and other general merchandise	38	10	35	7
Other	25	(7)	18	(10)
Total International	30	3	27	1
Year-over-year Percentage Growth, excluding the effect of foreign exchange rates:
North America
Media	12%	7%	10%	6%
Electronics and other general merchandise	32	32	32	31
Other	52	16	50	19
Total North America	28	26	28	25
International
Media	7%	3%	8%	2%
Electronics and other general merchandise	36	31	35	26
Other	25	8	20	5
Total International	28	22	27	18
______________________________

(1)	Includes sales from non-retail activities, such as certain advertising services and our co-branded credit card agreements.

AMAZON.COM, INC.
Consolidated Balance Sheets
(in millions, except per share data)

	June 30, 2016	December 31, 2015
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$12,521	$15,890
Marketable securities	4,019	3,918
Inventories	9,588	10,243
Accounts receivable, net and other	6,092	5,654
Total current assets	32,220	35,705
Property and equipment, net	25,190	21,838
Goodwill	3,774	3,759
Other assets	3,892	3,445
Total assets	$65,076	$64,747
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$16,123	$20,397
Accrued expenses and other	9,613	10,372
Unearned revenue	3,851	3,118
Total current liabilities	29,587	33,887
Long-term debt	8,212	8,227
Other long-term liabilities	10,739	9,249
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value:
Authorized shares — 500
Issued and outstanding shares — none	—	—
Common stock, $0.01 par value:
Authorized shares — 5,000
Issued shares — 497 and 494
Outstanding shares — 474 and 471	5	5
Treasury stock, at cost	(1,837)	(1,837)
Additional paid-in capital	15,026	13,394
Accumulated other comprehensive loss	(571)	(723)
Retained earnings	3,915	2,545
Total stockholders’ equity	16,538	13,384
Total liabilities and stockholders’ equity	$65,076	$64,747

AMAZON.COM, INC.
Supplemental Financial Information and Business Metrics
(in millions, except per share data)
(unaudited)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Y/Y % Change
Cash Flows and Shares
Operating cash flow -- trailing twelve months (TTM)	$7,845	$8,980	$9,823	$11,920	$11,258	$12,726	42%
Operating cash flow -- TTM Y/Y growth	47%	69%	72%	74%	44%	42%	N/A
Purchases of property and equipment, including internal-use software and website development, net -- TTM	$4,684	$4,607	$4,424	$4,589	$4,897	$5,395	17%
Principal repayments of capital lease obligations -- TTM	$1,537	$1,832	$2,144	$2,462	$2,761	$3,298	80%
Principal repayments of finance lease obligations -- TTM	$132	$155	$163	$121	$111	$108	(31)%
Property and equipment acquired under capital leases -- TTM	$4,246	$4,710	$4,599	$4,717	$4,638	$4,676	(1)%
Free cash flow -- TTM (1)	$3,161	$4,373	$5,399	$7,331	$6,361	$7,331	68%
Free cash flow less lease principal repayments -- TTM (2)	$1,492	$2,386	$3,092	$4,748	$3,489	$3,925	65%
Free cash flow less finance lease principal repayments and assets acquired under capital leases -- TTM (3)	$(1,217)	$(492)	$637	$2,493	$1,612	$2,547	N/A
Invested capital (4)	$24,040	$26,478	$28,860	$31,393	$32,824	$34,695	31%
Common shares and stock-based awards outstanding	483	488	489	490	490	495	1%
Common shares outstanding	466	468	469	471	472	474	1%
Stock-based awards outstanding	17	20	20	19	18	21	2%
Stock-based awards outstanding -- % of common shares outstanding	3.8%	4.4%	4.3%	4.1%	3.9%	4.4%	N/A
Results of Operations
Worldwide (WW) net sales	$22,717	$23,185	$25,358	$35,747	$29,128	$30,404	31%
WW net sales -- Y/Y growth, excluding F/X	22%	27%	30%	26%	29%	30%	N/A
WW net sales -- TTM	$91,963	$95,808	$100,588	$107,006	$113,418	$120,637	26%
WW net sales -- TTM Y/Y growth, excluding F/X	20%	22%	24%	26%	28%	29%	N/A
Operating income	$255	$464	$406	$1,108	$1,071	$1,285	177%
Operating income -- Y/Y growth, excluding F/X	90%	N/A	N/A	84%	300%	168%	N/A
Operating margin -- % of WW net sales	1.1%	2.0%	1.6%	3.1%	3.7%	4.2%	N/A
Operating income -- TTM	$287	$765	$1,715	$2,233	$3,049	$3,871	406%
Operating income -- TTM Y/Y growth (decline), excluding F/X	(56)%	35%	N/A	N/A	933%	388%	N/A
Operating margin -- TTM % of WW net sales	0.3%	0.8%	1.7%	2.1%	2.7%	3.2%	N/A
Net income (loss)	$(57)	$92	$79	$482	$513	$857	836%
Net income (loss) per diluted share	$(0.12)	$0.19	$0.17	$1.00	$1.07	$1.78	822%
Net income (loss) -- TTM	$(405)	$(188)	$328	$596	$1,166	$1,931	N/A
Net income (loss) per diluted share -- TTM	$(0.88)	$(0.41)	$0.69	$1.25	$2.43	$4.02	N/A
______________________________

(1)
Free cash flow is cash flow from operations reduced by “Purchases of property and equipment, including internal-use software and website development, net,” which is included in cash flow from investing activities.

(2)
Free cash flow less lease principal repayments is free cash flow reduced by “Principal repayments of capital lease obligations,” and “Principal repayments of finance lease obligations,” which are included in cash flow from financing activities.

(3)
Free cash flow less finance lease principal repayments and assets acquired under capital leases is free cash flow reduced by “Principal repayments of finance lease obligations,” which are included in cash flow from financing activities, and property and equipment acquired under capital leases. In this measure, property and equipment acquired under capital leases is reflected as if these assets had been purchased with cash, which is not the case as these assets have been leased.

(4)	Average Total Assets minus Current Liabilities (excluding current portion of Long-Term Debt and current portion of capital lease obligations and finance lease obligations) over five quarter ends.

AMAZON.COM, INC.
Supplemental Financial Information and Business Metrics
(in millions)
(unaudited)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Y/Y % Change
Segments
North America Segment:
Net sales	$13,406	$13,796	$15,006	$21,501	$16,996	$17,674	28%
Net sales -- Y/Y growth, excluding F/X	24%	26%	29%	24%	27%	28%	N/A
Net sales -- TTM	$53,432	$56,233	$59,540	$63,708	$67,299	$71,176	27%
Operating income before stock-based compensation and other:
Operating income	$517	$703	$528	$1,003	$924	$1,157	65%
Operating income -- Y/Y growth, excluding F/X	77%	111%	N/A	36%	78%	64%	N/A
Operating margin -- % of North America net sales	3.9%	5.1%	3.5%	4.7%	5.4%	6.6%	N/A
Operating income -- TTM	$1,520	$1,893	$2,480	$2,751	$3,157	$3,611	91%
Operating margin -- TTM % of North America net sales	2.8%	3.4%	4.2%	4.3%	4.7%	5.1%	N/A
Operating income:
Operating income	$254	$348	$186	$636	$588	$702	102%
Operating income -- Y/Y growth, excluding F/X					129%	100%	N/A
Operating margin -- % of North America net sales	1.9%	2.5%	1.2%	3.0%	3.5%	4.0%	N/A
Operating income -- TTM				$1,425	$1,759	$2,113	170%
Operating margin -- TTM % of North America net sales				2.2%	2.6%	3.0%	N/A
International Segment:
Net sales	$7,745	$7,565	$8,267	$11,841	$9,566	$9,844	30%
Net sales -- Y/Y growth, excluding F/X	14%	22%	24%	22%	26%	28%	N/A
Net sales -- TTM	$33,371	$33,598	$34,154	$35,418	$37,239	$39,518	18%
Operating income (loss) before stock-based compensation and other:
Operating income (loss)	$(76)	$(19)	$(56)	$60	$20	$88	N/A
Operating income/loss -- Y/Y growth (decline), excluding F/X	N/A	N/A	N/A	65%	N/A	N/A	N/A
Operating margin -- % of International net sales	(1.0)%	(0.2)%	(0.7)%	0.5%	0.2%	0.9%	N/A
Operating income (loss) -- TTM	$(188)	$(205)	$(86)	$(91)	$6	$113	N/A
Operating margin -- TTM % of International net sales	(0.6)%	(0.6)%	(0.3)%	(0.3)%	—%	0.3%	N/A
Operating income (loss):
Operating income (loss)	$(194)	$(189)	$(208)	$(108)	$(121)	$(135)	(29)%
Operating income/loss -- Y/Y growth (decline), excluding F/X					(27)%	(8)%	N/A
Operating margin -- % of International net sales	(2.5)%	(2.5)%	(2.5)%	(0.9)%	(1.3)%	(1.4)%	N/A
Operating income (loss) -- TTM				$(699)	$(626)	$(571)	N/A
Operating margin -- TTM % of International net sales				(2.0)%	(1.7)%	(1.4)%	N/A

AMAZON.COM, INC.
Supplemental Financial Information and Business Metrics
(in millions)
(unaudited)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Y/Y % Change
Segments (continued)
AWS Segment:
Net sales	$1,566	$1,824	$2,085	$2,405	$2,566	$2,886	58%
Net sales -- Y/Y growth, excluding F/X	49%	81%	78%	69%	64%	58%	N/A
Net sales -- TTM	$5,160	$5,977	$6,894	$7,880	$8,880	$9,943	66%
Operating income before stock-based compensation and other:
Operating income	$265	$391	$521	$687	$716	$863	121%
Operating income -- Y/Y growth (decline), excluding F/X	(13)%	314%	353%	161%	161%	121%	N/A
Operating margin -- % of AWS net sales	16.9%	21.4%	25.0%	28.5%	27.9%	29.9%	N/A
Operating income -- TTM	$680	$993	$1,417	$1,863	$2,315	$2,787	181%
Operating margin -- TTM % of AWS net sales	13.2%	16.6%	20.6%	23.6%	26.1%	28.0%	N/A
Operating income:
Operating income	$195	$305	$428	$580	$604	$718	135%
Operating income -- Y/Y growth, excluding F/X					198%	136%	N/A
Operating margin -- % of AWS net sales	12.4%	16.7%	20.5%	24.1%	23.5%	24.9%	N/A
Operating income -- TTM				$1,507	$1,916	$2,329	N/A
Operating margin -- TTM % of AWS net sales				19.1%	21.6%	23.4%	N/A
Consolidated Segments Before Stock-Based Compensation and Other:
Operating income	$706	$1,075	$993	$1,750	$1,660	$2,108	96%
Operating income -- Y/Y growth, excluding F/X	45%	168%	N/A	67%	128%	92%	N/A
Operating margin -- % of Consolidated net sales	3.1%	4.6%	3.9%	4.9%	5.7%	6.9%	N/A
Operating income -- TTM	$2,012	$2,682	$3,811	$4,523	$5,478	$6,511	143%
Operating margin -- TTM % of Consolidated net sales	2.2%	2.8%	3.8%	4.2%	4.8%	5.4%	N/A

AMAZON.COM, INC.
Supplemental Financial Information and Business Metrics
(in millions, except inventory turnover, accounts payable days, and employee data)
(unaudited)

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Y/Y % Change
Supplemental
Supplemental North America Segment Net Sales:
Media	$2,969	$2,620	$2,963	$3,931	$3,208	$2,928	12%
Media -- Y/Y growth, excluding F/X	5%	7%	9%	12%	8%	12%	N/A
Media -- TTM	$11,711	$11,867	$12,096	$12,483	$12,722	$13,030	10%
Electronics and other general merchandise	$10,250	$10,987	$11,840	$17,325	$13,511	$14,459	32%
Electronics and other general merchandise -- Y/Y growth, excluding F/X	31%	32%	35%	28%	32%	32%	N/A
Electronics and other general merchandise -- TTM	$40,938	$43,559	$46,606	$50,401	$53,663	$57,134	31%
Electronics and other general merchandise -- TTM % of North America net sales	77%	77%	78%	79%	80%	80%	N/A
Other	$187	$189	$203	$245	$277	$287	52%
Supplemental International Segment Net Sales:
Media	$2,320	$2,094	$2,320	$3,292	$2,480	$2,283	9%
Media -- Y/Y growth, excluding F/X	2%	3%	6%	5%	9%	7%	N/A
Media -- TTM	$10,615	$10,329	$10,140	$10,026	$10,186	$10,375	—%
Electronics and other general merchandise	$5,378	$5,425	$5,901	$8,491	$7,034	$7,504	38%
Electronics and other general merchandise -- Y/Y growth, excluding F/X	21%	31%	32%	31%	33%	36%	N/A
Electronics and other general merchandise -- TTM	$22,559	$23,072	$23,814	$25,196	$26,851	$28,930	25%
Electronics and other general merchandise -- TTM % of International net sales	68%	69%	70%	71%	72%	73%	N/A
Other	$47	$46	$46	$58	$52	$57	25%
Balance Sheet
Cash and marketable securities -- ending	$13,781	$14,001	$14,428	$19,808	$15,859	$16,540	18%
Inventory, net -- ending	$7,369	$7,470	$8,981	$10,243	$9,582	$9,588	28%
Inventory turnover, average -- TTM	8.8	8.9	8.6	8.5	8.6	8.6	(3)%
Property and equipment, net -- ending	$17,736	$19,479	$20,636	$21,838	$23,308	$25,190	29%
Accounts payable -- ending	$11,917	$12,391	$14,437	$20,397	$14,990	$16,123	30%
Accounts payable days -- ending	70	74	79	77	72	77	3%
Stock-based Compensation Expense
Fulfillment	$90	$132	$122	$137	$116	$186	41%
Marketing	$35	$50	$48	$57	$56	$80	62%
Technology and content	$233	$319	$309	$364	$317	$419	31%
General and administrative	$49	$62	$65	$48	$55	$83	32%
Total stock-based compensation expense	$407	$563	$544	$606	$544	$768	36%
Other
WW shipping revenue	$1,299	$1,399	$1,494	$2,328	$1,820	$2,000	43%
WW shipping revenue -- Y/Y growth	53%	57%	43%	37%	40%	43%	N/A
WW shipping costs	$2,309	$2,340	$2,720	$4,170	$3,275	$3,362	44%
WW shipping costs -- Y/Y growth	26%	29%	35%	37%	42%	44%	N/A
WW net shipping costs	$1,010	$941	$1,226	$1,842	$1,455	$1,362	45%
WW net shipping costs -- Y/Y growth	3%	2%	26%	37%	44%	45%	N/A
WW paid units -- Y/Y growth	20%	22%	26%	26%	27%	28%	N/A
WW seller unit mix -- % of WW paid units	44%	45%	46%	47%	48%	49%	N/A
Employees (full-time and part-time; excludes contractors & temporary personnel)	165,000	183,100	222,400	230,800	245,200	268,900	47%

Amazon.com, Inc.
Certain Definitions
Customer Accounts

•
References to customers mean customer accounts, which are unique e-mail addresses, established either when a customer places an order or when a customer orders from other sellers on our websites. Customer accounts exclude certain customers, including customers associated with certain of our acquisitions, Amazon Payments customers, AWS customers, and the customers of select companies with whom we have a technology alliance or marketing and promotional relationship. Customers are considered active when they have placed an order during the preceding twelve-month period.

Seller Accounts

•
References to sellers means seller accounts, which are established when a seller receives an order from a customer account. Sellers are considered active when they have received an order from a customer during the preceding twelve-month period.

AWS Customers

•
References to AWS customers mean unique AWS customer accounts, which are unique e-mail addresses that are eligible to use AWS services. This includes AWS accounts in the AWS free tier. Multiple users accessing AWS services via one account are counted as a single account. Customers are considered active when they have had AWS usage activity during the preceding one-month period.

Units

•
References to units mean physical and digital units sold (net of returns and cancellations) by us and sellers at Amazon domains worldwide — for example www.amazon.com, www.amazon.co.uk, www.amazon.de, www.amazon.co.jp, www.amazon.fr, www.amazon.ca, www.amazon.cn, www.amazon.it, www.amazon.es, www.amazon.com.br, www.amazon.in, www.amazon.com.mx, www.amazon.com.au, www.amazon.nl, www.diapers.com, www.shopbop.com, and www.zappos.com — as well as Amazon-owned items sold through non-Amazon domains. Units sold are paid units and do not include units associated with AWS, certain acquisitions, rental businesses, or advertising businesses, or Amazon gift cards.

Contacts:

Amazon.com Investor Relations	Amazon.com Public Relations
Darin Manney, ir@amazon.com	Ty Rogers, amazon-pr@amazon.com
www.amazon.com/ir	www.amazon.com/about